WisdomTree Dynamic Bearish U.S. Equity Fund – DYB (Cboe BZX Exchange, Inc.)
Summary Prospectus – November 1, 2019
Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the WisdomTree Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds' website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).
You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
Investment Objective
The WisdomTree Dynamic Bearish U.S. Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Bearish U.S. Equity Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.53%
Fee Waivers	(0.05)% [1]
Total Annual Fund Operating Expenses After Fee Waivers	0.48% [1]
1	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.48% through October 31, 2020, unless earlier terminated by the Board of Trustees of WisdomTree Trust for any reason at any time.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay
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to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 49	$ 165	$ 291	$ 660
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 249% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.
The Index includes: (i) long U.S. equity positions (the “Long Equity Basket”) or long U.S. Treasury positions (the “Long Treasury Basket”); and (ii) short U.S. equity positions (the “Short Equity Basket”). The Long Equity Basket consists of approximately 100 U.S. large-capitalization stocks that meet Index eligibility requirements and have the best combined score based on fundamental growth and value signals. The starting universe of companies eligible for inclusion in the Long Equity Basket includes companies that meet the following criteria as of the quarterly Index screening date: (i) incorporated and headquartered in the United States; (ii) listed on a U.S. stock exchange; (iii) market capitalization of at least $2 billion; and (iv) average daily dollar volume of at least $100,000 for the preceding three months. Eligible securities for the Long Equity Basket are organized by sector such that the sectors within the Long Equity Basket are weighted the same (i.e., sector neutral) as the eleven (11) sectors in a market capitalization weighted portfolio of the largest 500 U.S. companies. Within the sector designations, stocks are selected based on a sector-specific indicator which scores companies based on fundamental growth and value signals, as described below, and the stocks with the highest scores within each sector are selected for a total of approximately 100 stocks in the Long Equity Basket. Stocks are then weighted within each sector of the Long Equity Basket according to their volatility characteristics with greater weight given to stocks with lower volatility. Weighting is determined by using the standard deviation (a measure of volatility) and beta (a measure of correlation) of such stocks. The Long Treasury Basket consists of U.S. Treasury bills with maturities of up to one (1) year.
The Short Equity Basket consists of short positions in the largest 500 U.S. companies, weighted by float-adjusted market capitalization, designed to act as a market risk hedge. Short selling involves selling a security that is not owned but has been borrowed from a third party with the intention of buying an identical security at the market price at a later date to return to that third party. Unlike long positions which profit from increases in the price of a security, short positions profit from the falling price of a security.
The Index provides a dynamic allocation of either (i) 100% exposure to the Long Equity Basket and 0% exposure to the Long Treasury Basket, or (ii) 0% exposure to the Long Equity Basket and 100% exposure to the Long Treasury Basket, while employing a variable hedge of either 75% or 100% exposure to the Short Equity Basket, based on a quantitative rules-based market indicator that scores growth and value market signals. Accordingly, the Index is designed to have favorable returns during a declining U.S. equity market (a “bear” market”). The growth and value signals are determined by the following criteria: (i) the growth indicator is predicated on the change of the profit margin (e.g., operating income to sales) and profit quality (e.g., operating cash flow over operating income) of the securities in the starting universe of companies; and (ii) the value indicator is predicated on the value of the price multiples (e.g., market capitalization to equity) of the securities in the starting universe of companies. The resulting value and growth scores are equally weighted and calculated using rolling three- month averages. During times when the market indicator model shows attractive readings (high score) on valuation and growth characteristics, which are designed to indicate more favorable conditions for the U.S. equity market environment, the Index provides 100% exposure to the Long Equity Basket (and, accordingly, 0% exposure to the
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Long Treasury Basket) and a hedge with 75% exposure to the Short Equity Basket. During times when the market indicator model shows unattractive readings (low score) on valuation and growth characteristics, which are designed to indicate less favorable conditions for the U.S. equity market environment, the Index provides 0% exposure to the Long Equity Basket (and, accordingly, 100% exposure to the Long Treasury Basket) and a hedge with 100% exposure to the Short Equity Basket.
The stocks within the Index’s Long Equity Basket are reconstituted and rebalanced on a quarterly basis. The amount of exposure to the Index’s Short Equity Basket is reset on a monthly basis; however, the stocks within the Index’s Short Equity Basket are reconstituted and rebalanced annually.
The Fund will generally hold long positions (and may hold short positions) in a manner similar to the Index, although the Fund’s exposure to short positions is expected to be obtained through derivatives, such as futures contracts and swaps.
WisdomTree Investments, Inc., as index provider, currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define companies within a sector. The following sectors are included in the Index: consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, communication services, and utilities. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries. As of September 30, 2019, a significant portion of the Long Equity Basket was comprised of companies in the information technology sector.
To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. The principal risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”
■	Hedging Risk. Derivatives used by the Fund to offset its exposure to market volatility may not perform as intended. There can be no assurance that the Fund’s hedging transactions will be effective. The value of an investment in the Fund could be significantly and negatively impacted if securities shorted by the Fund appreciate at the same time the Fund's long positions decrease in value.
■	Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.
■	Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.
■	Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.
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■	Cyber Security Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.
■	Derivatives Risk. The Fund invests in derivatives, including as a substitute to gain short exposure to equity securities and equity indexes. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of futures contracts and/or swaps. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to swaps and futures contracts, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual indexes or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the indexes or securities and the prices of swaps and futures contracts; and (3) no guarantee that an active market will exist for swaps and futures contracts at any particular time.
■	Geopolitical Risk. The United States has experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.
■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index provider has the right to make adjustments to the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. The Index is heavily dependent on quantitative models and data from one or more third parties and the Index may not perform as intended.If the computers or other facilities of the Index provider, Index calculation agent, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index provider, Index calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.
■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, and therefore the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.
■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.
■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.
■	Large-Capitalization Investing Risk. The Fund may invest a relatively large percentage of its assets in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if
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securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.
■	Mid-Capitalization Investing Risk. The Fund may invest a relatively large percentage of its assets in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies.
■	Non-Correlation Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons.
■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
■	Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.
■	Short Sales Risk. The Fund engages in “short sale” transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into short positions in equities as well as a short derivative position through swaps and futures contracts on equities. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. The risk of loss on a shorted position arises from the increase in value of the security sold short and is potentially unlimited unlike the risk of loss on a long position, which is limited to the amount paid for the investment plus transaction costs. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Further, in times of unusual or adverse economic, market or political conditions, the Fund may not be able to fully or partially implement its short selling strategy.
Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. If WisdomTree Asset Management had not waived certain fees during certain periods, the Fund’s returns would have been lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available online on the Fund’s website at www.wisdomtree.com.
The Fund’s year-to-date total return as of September 30, 2019 was (11.46)%.
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Best and Worst Quarter Returns (for the periods reflected in the bar chart above)
	Return	Quarter/Year
Highest Return	2.02%	3Q/2016
Lowest Return	(5.87)%	4Q/2018
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Average Annual Total Returns for the periods ending December 31, 2018
WisdomTree Dynamic Bearish U.S. Equity Fund	1 Year	Since Inception December 23, 2015
Return Before Taxes Based on NAV	(4.38)%	0.80%
Return After Taxes on Distributions	(4.38)%	0.80%
Return After Taxes on Distributions and Sale of Fund Shares	(2.60)%	0.61%
WisdomTree Dynamic Bearish U.S. Equity Index (Reflects no deduction for fees, expenses or taxes)	(5.93)%	(0.04)%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	(4.38)%	8.83%
S&P 500 Inverse Daily Index (Reflects no deduction for fees, expenses or taxes)	5.48%	(7.64)%
Management
Investment Adviser and Sub-Adviser
WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to the Fund.
Portfolio Managers
The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.
Karen Q. Wong, CFA, a Managing Director, Head of Index Portfolio Management, has been a portfolio manager of the Fund since its inception in December 2015.
Richard A. Brown, CFA, a Managing Director, Co-Head of Equity Index Portfolio Management and Senior Portfolio Manager, has been a portfolio manager of the Fund since its inception in December 2015.
Thomas J. Durante, CFA, a Managing Director, Co-Head of Equity Index Portfolio Management and Senior Portfolio Manager, has been a portfolio manager of the Fund since its inception in December 2015.
Buying and Selling Fund Shares
The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as Cboe BZX Exchange, Inc., and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 25,000 shares. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.
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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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WIS-DYB -SUM-0319